EXHIBIT 10.14

DIMON INCORPORATED

2003 INCENTIVE PLAN

DIMON INCORPORATED
2003 INCENTIVE PLAN

TABLE OF CONTENTS

SECTION

PAGE

ARTICLE I	DEFINITIONS	1

1.01.	Affiliate	1
1.02.	Agreement	1
1.03.	Board	1
1.04.	Code	1
1.05.	Committee	1
1.06.	Common Stock	1
1.07.	Company	1
1.08.	Corresponding SAR	1
1.09.	Date of Exercise	2
1.10.	Deferred Stock Benefit	2
1.11.	Fair Market Value	2
1.12.	Incentive Award	2
1.13.	Incentive Stock Option	2
1.14.	Initial Value	2
1.15.	Option	2
1.16.	Participant	2
1.17.	Performance Share	3
1.18.	Plan	3
1.19.	Prior Plan	3
1.20.	Program	3
1.21.	SAR	3
1.22.	Stock Award	3

ARTICLE II	PURPOSES	3

ARTICLE III	ADMINISTRATION	4

3.01.	Administrative Authority	4
3.02.	Agreements	5
3.03.	Employment or Service	5

ARTICLE IV	ELIGIBILITY	5

ARTICLE V	STOCK SUBJECT TO PLAN	5

5.01.	Source of Shares	5
5.02.	Maximum Number of Shares	5
5.03.	Options and Stock Awards	6
5.04.	Forfeitures, etc.	6
5.05.	Deferred Stock Benefits	6

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DIMON INCORPORATED
2003 INCENTIVE PLAN

ARTICLE VI	OPTIONS AND SARs	7

6.01.	Award	7
6.02.	Option Price	7
6.03.	Maximum Option or SAR Period	7
6.04.	Nontransferability	7
6.05.	Transferable Options and SARs	8
6.06.	Exercise	8
6.07.	Payment of Option Price	8
6.08.	Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR	9
6.09.	Shareholder Rights	9

ARTICLE VII	STOCK AWARDS	9

7.01.	Award	9
7.02.	Vesting	9
7.03.	Shareholder Rights	9

ARTICLE VIII	PERFORMANCE SHARE AWARDS	10

8.01.	Award	10
8.02.	Earning the Award	10
8.03.	Issuance of Shares	10
8.04.	Settlement in Cash	10
8.05.	Shareholder Rights	11
8.06.	Nontransferability	11
8.07.	Transferable Performance Shares	11

ARTICLE IX	INCENTIVE AWARDS	11

9.01.	Award	11
9.02.	Terms and Conditions	12
9.03.	Nontransferability	12
9.04.	Transferable Incentive Awards	12
9.05.	Issuance of Shares	12
9.06.	Settlement in Cash	13
9.07.	Shareholder Rights	13

ARTICLE X	ADJUSTMENT UPON CHANGE IN COMMON STOCK	13

ARTICLE XI	COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES	14

ARTICLE XII	GENERAL PROVISIONS	14

12.01	Effect on Employment or Service	14
12.02.	Unfunded Plan	14
12.03.	Rules of Construction	14
12.04.	Employee Status	15

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2003 INCENTIVE PLAN

ARTICLE XIII	AMENDMENT	15

ARTICLE XIV	DURATION OF PLAN	15

ARTICLE XV	EFFECTIVE DATE OF PLAN	15

	(iii)

ARTICLE I
DEFINITIONS

1.01. Affiliate.

Affiliate means any “subsidiary corporation” or “parent corporation” as such terms are defined in Section 434 of the Code.

1.02. Agreement.

           Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award or Performance Shares or an Option, SAR or Incentive Award granted to such Participant.

1.03. Board.

Board means the Board of Directors of the Company.

1.04. Code.

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.05. Committee.

           Committee means a committee of the Board appointed to administer the Plan.  The Committee shall be comprised of two or more members of the Board; all of whom shall be “non-employee directors” as defined in Securities Exchange Commission Rule 16b-3 as in effect from time to time and “outside directors” as defined in Code section 162(m) as in effect from time to time.

1.06. Common Stock.

Common Stock means the common stock of the Company.

1.07. Company.

Company means DIMON Incorporated.

1.08. Corresponding SAR.

           Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

DIMON INCORPORATED
2003 INCENTIVE PLAN

1.09. Date of Exercise.

           Date of Exercise means (i) with respect to an Option, the date that the Option price is received by the Company and (ii) with respect to an SAR, the date that the notice of exercise is received by the Company/

1.10. Deferred Stock Benefit.

Deferred Stock Benefit means a benefit paid under the Program in shares of Common Stock.

1.11. Fair Market Value.

           Fair Market Value means, on any given date, the closing price of the Common Stock as reported on an established stock exchange on which the Common Stock is listed.  If the Common Stock was not traded on such exchange on such date, then the Fair Market Value is determined with reference to the next preceding day that the Common Stock was so traded.  If the Common Stock is not listed on an established stock exchange, then the Fair Market Value shall be determined by the Administrator using any reasonable method in good faith.

1.12. Incentive Award.

           Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive a cash payment, shares of Common Stock or a combination of cash and Common Stock from the Company or an Affiliate.

1.13. Incentive Stock Option.

Any option designated as an Incentive Stock Option within the meaning of Code Section 422 or any successor provision there to and qualifying there under.

1.14. Initial Value.

Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in the Agreement.

1.13. Option.

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.14. Participant.

           Participant means an employee of the Company or of an Affiliate or member of the Board, who satisfies the requirements of Article IV and is selected by the Committee to receive a Stock Award, a Performance Share award, an Option, and SAR, and Incentive Award or a combination thereof.

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1.15. Performance Share.

           Performance Share means an award, in the amount determined by the Committee and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment, or a combination of Common Stock and cash, in accordance with the provisions of Article VIII.  The Committee, in its discretion, will determine whether a Performance Share will be settled with shares of Common Stock, cash or a combination of Common Stock and cash.

1.16. Plan.

Plan means the DIMON Incorporated 2003 Incentive Plan.

1.17. Prior Plan.

Prior Plan means the DIMON Incorporated Omnibus Stock Incentive Plan.

1.18. Program.

           Program means a deferred compensation program that is adopted by the Board that allows or requires Participants to defer receipt of all or part of the benefits or compensation attributable to this Plan.

1.19. SAR.

           SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement.  In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the Date of Exercise over the Initial Value.  References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.20. Stock Award.

Stock Award means Common Stock awarded to a Participant under Article VII.

ARTICLE II
PURPOSES

The Plan is intended to assist the Company in recruiting and retaining employees and members of the Board with ability and initiative by enabling such persons to participate in its future success and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the issuance of Stock Awards, the award of Performance Shares, the grant of Incentive Awards, the grant of SARs, and the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying.  No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.  The Plan is also intended to permit the deferral of income in accordance with the Program.  The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

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ARTICLE III
ADMINISTRATION

3.01. Administrative Authority.

           Except as provided in this Article III, the Plan shall be administered by the Committee.  The Committee shall have authority to issue Stock Awards and Performance Shares and to grant Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award.  Notwithstanding any such conditions, the Committee, in its discretion, may accelerate the time at which any Option or SAR may be exercised or the time at which a Stock Award may become transferable or nonforfeitable.  In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; to prescribe the form of agreements and documents used in connection with the Program; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee.  Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive.  No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award, Performance Share award or Incentive Award.  All expenses of administering this Plan shall be borne by the Company.

           The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to Participants who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as in effect from time to time.  In the event of such delegation, and as to matters encompassed by the delegation, references in the Plan to the Committee shall be interpreted as a reference to the Committee’s delegate or delegates.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the prior delegation.

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3.02. Agreements.

           All Stock Awards issued, all Performance Shares awarded, and all Options, SARs and Incentive Awards granted, under this Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Committee may adopt.

3.03. Employment or Service.

           In the event that the terms of an Agreement provide that the Participant must complete a stated period of employment or service as a condition of exercising, earning or retaining an award, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE IV
ELIGIBIITY

           Any employee of the Company or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of this Plan) or member of the Board is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or an Affiliate.  Any such person may be issued Stock Awards or Performance Shares or may be granted Incentive Awards or one or more Options, SARs, or Options and SARs.  The Committee will designate individuals to whom Stock Awards and Performance Shares are to be awarded and to whom Incentive Awards, Options and SARs are to be granted and will specify the number of shares of Common Stock subject to each award or grant.

ARTICLE V
STOCK SUBJECT TO PLAN

5.01. Source of Shares.

           Upon the issuance of a Stock Award and when a Performance Share or Incentive Award is earned, the Company may issue shares of Common Stock from its authorized but unissued Common Stock.  Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.  Upon the distribution of a Deferred Stock Benefit, the Company may issue shares of Common Stock from its authorized but unissued Common Stock.

5.02. Maximum Number of Shares.

           The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options and SARs and the issuance of Stock Awards and the settlement of Performance Shares, Incentive Awards and Deferred Stock Benefits under this Plan is the sum of (i) 2,200,000 shares, (ii) the number of shares of Common Stock that remain available for issuance under the Prior Plan on the date this Plan is approved by shareholders in accordance with Article XV and (iii) the number of shares of Common Stock covered by awards made under the Prior Plan that are canceled, terminated or forfeited on or after the date this Plan is approved by shareholders in accordance with Article XV and that would be available for new awards under Section 5.04 if the Prior Plan awards had been made under this Plan.  The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be adjusted as provided in this Article V and Article X.

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5.03. Options and Stock Awards.

           Section 5.02 to the contrary notwithstanding, the maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan is 1,200,000 shares, subject to adjustment as provided in Article X.  Section 5.02 to the contrary notwithstanding, the maximum aggregate number of shares of Common Stock that may be issued under this Plan for other than Incentive Stock Options, Options or SARs granted at fair market value is 1,000,000 shares, subject to adjustment as provided in Article X.

5.04. Forfeitures, etc.

           If an Option or SAR is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or SAR or portion thereof may be reallocated to other Options, SARs, Stock Awards, and Performance Share awards to be granted under this Plan and in settlement of Incentive Awards and Deferred Stock Benefits.  If a Stock Award is terminated, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Options, SARs, Stock Awards and Performance Shares to be granted under this Plan and in settlement of Incentive Awards and Deferred Stock Benefits.  If a Performance Share award is terminated, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Performance Share award or portion thereof may be reallocated to other Options, SARs, Stock Awards and Performance Shares to be granted under this Plan and in settlement of Incentive Awards and Deferred Stock Benefits.

5.05. Deferred Stock Benefits.

           Shares of Common Stock issued in settlement of a Deferred Stock Benefit, and the shares of Common Stock subject to the Option, SAR, Stock Award, Performance Share award or Incentive Award with respect to which the Deferred Stock Benefit was earned or elected, shall be counted toward the limits of Sections 5.02 and 5.03 only once.  Shares of Common Stock issued in settlement of a Deferred Stock Benefit that represent earnings on deferred shares of Common Stock shall be counted separately toward the limits of Sections 5.02 and 5.03.

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6.01. Award.

           In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option or SAR is to be made and will specify the number of shares of Common Stock covered by the award.  An Option may be granted with or without a related SAR.  An SAR may be granted with or without a related Option.  No Participant may be granted Incentive Stock Options or related SARs (under all incentive stock option plans of the Company and its Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an option is granted) exceeding the amount prescribed by Section 422(d) of the Code as in effect from time to time.  No Participant may be granted Options in any calendar year for more than 400,000 shares of Common Stock plus, for each year (beginning in 2003), the difference between 400,000 shares and the number of shares of Common Stock for which Options were granted to that Participant in such year.  No Participant may be granted SARs that are not related to an Option in any calendar year for more than 400,000 shares of Common Stock plus, for each year (beginning in 2003), the difference between 400,000 shares and the number of shares of Common Stock for which SARs that are not related to Options were granted to that Participant in such year.  For purposes of the two preceding sentences, an Option and related SAR shall be treated as a single award.

6.02. Option Price.

           The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option shall not be less than the Fair Market Value on the date the Option is granted.  Except for adjustments authorized under Article X, no award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval, if the effect would be to reduce the exercise price for the shares underlying such award.

6.03. Maximum Option or SAR Period.

          The maximum period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant except that no Option that is an incentive stock option and any Corresponding SAR that relates to such Option shall be exercisable after the expiration of ten years from the date the Option or SAR was granted.  The terms of any Option or SAR may provide that it is exercisable for a period less than such maximum period.

6.04. Nontranferability.

           Except as provided in Section 6.05, Options and SARs granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.  During the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant.  No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, an lien, obligation, or liability of such Participant.

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6.05. Transferable Options and SARs.

           Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option or SAR may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that the Participant may not receive any consideration for the transfer.  The holder of an Option or SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option or SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option or SAR except by will or the laws of descent and distribution.  In the event of any such transfer (by the Participant or his transferee), the option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06 Exercise.

           An Option or SAR granted under this Plan shall be deemed to have been exercised on the Date of Exercise.  Subject to the provisions of this Article VI and Article XI, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number of whole shares for which the Option or SAR could be exercised.  A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the shares remaining subject to the Option or related to the SAR.  The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.

6.07. Payment of Option Price.

           Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee.  If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company.  If Common Stock is used to pay all or part of the Option price, the shares surrendered must have an aggregate Fair Market Value (determined as of the day preceding the Date of Exercise) that, together with any cash or cash equivalent paid, is not less than the option price for the number of shares for which the Option is being exercised.

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6.08. Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR.

           At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.  A fractional share shall not be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

6.09. Shareholder Rights.

          No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the Date of Exercise of such Option.  No Participant shall, as a result of receiving an SAR, have any rights as a shareholder until, and then only to the extent that, the SAR is exercised and Common Stock is issued to the Participant.

ARTICLE VII
STOCK AWARDS

7.01. Award.

          In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by the award; provided, however, that no Participant may be awarded Stock Awards in any calendar year for more than 150,000 shares of Common Stock plus, for each year (beginning in 2003), the difference between 150,000 shares and the number of shares for which Stock Awards were granted to that Participant in such year.

7.02. Vesting.

           The Committee, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement.  By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the employ or service of the Company and its Affiliates before the expiration of a stated term or if the Company, the Company and its Affiliates or the Participant fail to achieve stated objectives.  The stated objectives may be based on the Fair Market Value or, as determined from the Company’s audited financial statements, the Company’s return on shareholders’ equity, return on employed assets, cash flow, return on investments, net income or earnings per share.  A Stock Award shall become vested and nontransferable only to the extent that the Committee first certifies that any restrictions or objectives have been satisfied.

7.03. Shareholder Rights.

            Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are nonvested, nontransferable or both, a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock issued as a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award.  The limitations set forth in the preceding sentence shall not apply after the shares become vested and transferable.

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ARTICLE VIII
PERFORMANCE SHARE AWARDS

8.01. Award.

           In accordance with the provisions of Article IV, the Committee will designate individuals to whom an award of Performance Shares is to be granted and will specify the number of shares of Common Stock covered by the award; provided, however, that no Participant may be awarded Performance Shares in any calendar year for more than 150,000 shares of Common Stock plus, for each year (beginning in 2003), the difference between 150,000 shares and the number of shares for which Performance Shares were awarded to that Participant in such year.

8.02. Earning the Award.

            The Committee, on the date of the grant of an award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee and set forth in the Agreement.  By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance shares will be earned only if the Participant remains in the employ or service of the Company and its Affiliates for a stated period or that the Company, the Company and its Affiliates or the Participant achieve stated objectives.  The stated objectives may be based on the Fair Market Value or, as determined from the Company’s audited financial statements, the Company’s return on shareholders’ equity, return on employed assets, cash flow, return on investments, net income or earnings per share.  No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Committee certifies that such objectives have been achieved.

8.03. Issuance of Shares.

           To the extent that a Performance Share award is settled with Common Stock, the shares of Common Stock earned in accordance with Section 8.02 shall be issued to the Participant as soon as practicable after the Committee certifies the number of Performance Shares earned by the Participant.  A fractional share shall not be issuable under this Article VIII but instead will be settled in cash.

8.04. Settlement in Cash.

           To the extent that a Performance Share award is settled in cash, the payment will be made in a single sum as soon as practicable after the Committee certifies the number of Performance Shares earned by the Participant.  To the extent that a Performance Share award is settled in cash, the amount of cash payable under a Performance Share award shall equal the Fair Market Value of the number of shares of Common Stock equal to the number of Performance Shares earned on the date that the Committee certifies the Participant’s right to receive the payment.

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8.05. Shareholder Rights.

           No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and then only to the extent that the award of Performance Shares is earned and Common Stock is issued to the Participant.

8.06. Nontransferability.

          Except as provided in Section 8.07, a Participant may not transfer a Performance Share award or the right to receive payment thereunder other than by will or by the laws of descent and distribution.  No right or interest of a Participant in any Performance Share award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

8.07. Transferable Performance Shares.

           Section 8.06 to the contrary notwithstanding, the Committee may grant Performance Shares that are transferable to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided however, that the Participant may not receive any consideration for the transfer.   The holder of a Performance Share transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Share award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Performance Share award except by will or the laws of descent and distribution.

ARTICLE IX
INCENTIVE AWARDS

9.01. Award.

           The Committee shall designate Participants to whom Incentive Awards are made.  All Incentive Awards shall be finally determined exclusively by the Committee.  With respect to an Incentive Award based on a performance period of one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds $1,500,000 plus, for each year (beginning in 2003), the difference between $1,500,000 and the Incentive Award payment received by that Participant in such year.  With respect to an Incentive Award based on a performance period of more than one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds the product of (i) $125,000 and (ii) the number of months in the performance period plus, for each year (beginning in 2003), the difference between the allowable payment for an Incentive Award payment for a performance period of more than one year and the actual payment received for that year by that Participant.  An Incentive Award that is earned may be settled, in the Committee’s discretion, by the issuance of Common Stock in accordance with Section 9.05, with a cash payment in accordance with Section 9.06, or with a combination of cash and shares of Common Stock.

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9.02. Terms and Conditions.

            The Committee, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award.  Such terms and conditions shall prescribe that the Incentive Award shall be earned only to the extent that the Company, during a performance period of at least one year, achieves objectives based on the Fair Market Value or, as determined from the Company’s audited financial statements, the Company’s return on shareholders’ equity, return on employed assets, cash flow, return on investments, net income or earnings per share.  Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.  The Committee, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant’s death, Disability, or Retirement.

9.03. Nontransferability.

           Except as provided in Section 9.04, a Participant may not transfer an Incentive Award or the right to receive payment thereunder other than by will or by the laws of descent and distribution.  No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.04. Transferable Incentive Awards.

           Section 7.03 to the contrary notwithstanding, the Committee may grant Incentive Awards that are transferable to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however that the Participant may not receive any consideration for the transfer.  The holder of an Incentive Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

9.05. Issuance of Shares.

           To the extent that an Incentive Award is settled with Common Stock, the shares of Common Stock shall be issued to the Participant as soon as practicable after the Committee certifies the extent to which the Incentive Award has been earned.  The issuance of Common Stock in full or partial settlement of an Incentive Award shall be based on the Fair Market Value on the date the Committee certifies the extent to which the Incentive Award has been earned.

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2003 INCENTIVE PLAN

9.06. Settlement in Cash.

           To the extent that an Incentive Award is settled in cash, the payment will be made in a single sum as soon as practicable after the Committee certifies the extent to which the Incentive Award has been earned.

9.07. Shareholder Rights.

           No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award until, and then only to the extent that, the Incentive Award is earned and settled with the issuance of Common Stock.

ARTICLE X
ADJUSTMENT UPON CHANGE IN COMMON STOCK

           The maximum number of shares that may be issued pursuant to the exercise of Options and SARs, as Stock Awards and the settlement of Performance Shares Incentive Awards and Deferred Stock Benefits, the per individual limitations on awards of Options, SARs, Stock Awards and Performance Shares, and the terms of outstanding Stock Awards, Performance Share awards, Options, SARs and Incentive Awards shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee necessitates such action.  Any determination made under this Article X by the Committee shall be final and conclusive.

           The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted or the maximum number of shares that may be issued in settlement of Performance Share awards, Incentive Awards or Deferred Stock Benefits, the per individual limitations on awards of Options, SARs, Performance Shares and Stock Awards or the terms of outstanding awards of Stock Awards, Performance Shares, Options, SARs or Incentive Awards.

           The Committee may issue Stock Awards and grant Performance Shares, Options and SARs in substitution for stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate or whose employer becomes an Affiliate in connection with a transaction described in the first paragraph of this Article X.  Notwithstanding any provision of the Plan (other than the limitations of Article V), the terms of such substituted Stock Awards and Performance Share awards and Option or SAR grants shall be as the Committee, in its discretion, determines is appropriate.

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DIMON INCORPORATED
2003 INCENTIVE PLAN

ARTICLE XI
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

           No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company’s shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock for which a Stock Award was made, Performance Shares, Incentive Awards or Deferred Stock Benefits were settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XII
GENERAL PROVISIONS

12.01. Effect on Employment or Service.

             Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

12.02. Unfunded Plan.

             The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03. Rules of Construction.

             Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be constructed to refer to any amendments to or successor of such provision of law.

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DIMON INCORPORATED
2003 INCENTIVE PLAN

12.04. Employee Status.

             For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option or SAR provide that it may be exercised or that Stock Awards, Performance Share awards or Incentive Awards may become vested or earned only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE XIII
AMENDMENT

             The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment materially (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan or (ii) changes the class of individuals eligible to become Participants.  No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any outstanding Stock Awards or Performance Share award or under any Option, SAR or Incentive Award outstanding at the time such amendment is made.

ARTICLE XIV
DURATION OF PLAN

             No Stock Awards or Performance Shares may be awarded and no Option, SAR or Incentive Award may be granted under this Plan after December 31, 2013.  Stock Awards and Performance Share awards and Options, SARs and Incentive Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XV
EFFECTIVE DATE OF PLAN

             Options, SARs and Incentive Awards may be granted under this Plan upon its adoption by the Board, provided that no Option or SAR will be exercisable and no Incentive Award will be payable until this Plan is approved by a majority of the votes entitled to be cast by the shareholders of the Company, voting either in person or by proxy, at a duly held shareholders’ meeting or by the unanimous consent of the Company’s shareholders.  Stock Awards and Performance Shares may be awarded under this Plan and Deferred Stock Benefits may be settled under this Plan after its adoption by the Board and its approval by shareholders in accordance with the preceding sentence.

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21449.002620 RICHMOND 997681v4